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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                August 2, 2000


                                PLUG POWER INC.
            (Exact name of Registrant as specified in its charter)

         DELAWARE                   00027527                   22-3672377
(State or other jurisdiction    (Commission File           (I.R.S. Employer
     of incorporation)              Number)               Identification No.)

                            968 ALBANY-SHAKER ROAD
                               LATHAM, NY 12110
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                (518) 782-7700


Item 5.  Other Events.
         ------------

     On August 2, 2000, the Registrant issued a press release announcing its second quarter results and an amendment to the Registrant's distribution agreement with GE Fuel Cell Systems. A copy of the press release is attached as an Exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (c) Exhibits.

     Exhibit 99.1 - Press Release of Plug Power Inc. dated August 2, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLUG POWER INC.



Date: August __, 2000                   By: /s/ William H. Largent
                                            ----------------------
                                            William H. Largent
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)
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                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
----------       -----------

Exhibit 99.1     Press release of Plug Power Inc. dated August 2, 2000